EXHIBIT 99.8

                      The Barclays Swaption Confirmation

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                                                        Barclays Capital
                                                        5 The North Colonnade
                                                        Canary Wharf
                                                        London E14 4BB

                                                        Tel +44 (0)20 7623 2323

To:         COUNTRYWIDE HOME LOANS, INC. (the "Counterparty")

Attn:       JEFF STAAB

Fax No:     (00)1-818-2254010

From:       BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays")

Date:       June 29, 2006

Reference:  [              ]



SWAPTION TRANSACTION:

The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

      This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of May 17, 1996, between each of Party A and Party B (the "Agreement") and shall form a part of and be subject to that ISDA Master Agreement.

      Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWALT, Inc. Alternative Loan Trust 2006-OC5 dated as of June 1, 2006 among CWALT, Inc. as depositor, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

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   The Swap Transaction to which this Confirmation relates is a Swaption,  the terms of which are as follows:

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1. SWAPTION TERMS:
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Trade Date:                      June 27, 2006
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Option Style:                    European
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Seller:                          Counterparty

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Buyer:                           Barclays

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Premium:
                                 Not applicable. This Transaction is linked to the interest rate swap Transaction between Barclays and Counterparty (with a Trade Date of June 27, 2006 and internal reference 1264906B) which was, with effect from June
                                 29, 2006, novated by Counterparty to CWALT, Inc. Alternative Loan Trust 2006-OC5 (the "Linked Transaction"). In consideration of such novation, Barclays and the Counterparty have agreed to enter into this Swaption Transaction. Accordingly, no Premium shall be payable by Buyer in respect of this Transaction.
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Calculation Agent:               Barclays

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2. PROCEDURE FOR EXERCISE:
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Expiration Date:                 Notwithstanding  any  provision  of  the  2000

                                 Definitions, the day (if any), on or prior to August 25, 2010 (subject to adjustment in accordance with the Following Business Day Convention), on which the Optional Termination under Section 11(b) of the Assignment Agreement occurs.

Earliest Exercise Time:          9:00 a.m. (local time in New York City)

Expiration Time:                 11:00 a.m. (local time in New York City)

Automatic Exercise:
                                 Applicable,   save  that  for  such   purpose
                                 Section 12.7 of the 2000 Definitions shall be amended by the deletion of (i) the words "if at such time Buyer is in-the-money, unless"; and (ii) sub-paragraphs (a) and (b) thereof
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Settlement Term:

       Settlement:               Physical
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      The  particular  terms of the Underlying  Swap  Transaction to which the
      Swaption relates are as follow:

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      Trade Date:                 June 27, 2006

      Effective Date:             The Exercise Date. For the purposes  hereof,
                                  if  the  Option  is  exercised,   the  first
                                  Calculation  Period  shall  commence  on the
                                  date of the Optional Termination pursuant to
                                  the   Assignment   Agreement.   subject   to
                                  adjustment in accordance  with the Following
                                  Business Day Convention.

      Termination Date:           August 25, 2010,  subject to  adjustment  in
                                  accordance  with the Following  Business Day
                                  Convention.

      Notional Amount:            With respect to each Calculation  Period the
                                  amount set forth for such  period in Annex A
                                  attached hereto multiplied by a factor.  The
                                  factor  will  be  set  at  the  time  of the
                                  Optional  Termination  to be the quotient of
                                  (i) the Notional  Amount  immediately  prior
                                  to  the  Optional   Termination  (which  for
                                  avoidance  of doubt  was the  lesser  of (i)
                                  the  amount  set  forth  for such  period in
                                  Annex  A  attached   hereto  and  (ii)  [the
                                  aggregate Class  Certificate  Balance of the
                                  [Class 1-A  Certificates,  Class 1-A,  Class
                                  2-A-1,  Class 2-A-2A,  Class  2-A-2B,  Class
                                  2-A-2C,  Class 2-A-3,  Class M-1, Class M-2,
                                  Class M-3,  Class M-4, Class M-5, Class M-6,
                                  Class   M-7,   Class   M-8  and   Class  M-9
                                  Certificates (as defined in the Pooling and Servicing Agreement) immediately prior to the Optional Termination) divided by (ii) the corresponding amount set forth for such period in Annex A attached hereto.

      Floating Amounts:

            Floating Rate Payer:  Party A

            Floating Rate Payer The 25th day of each month in each year from Period End Dates: (and including) the day is 25th of the month first succeeding the Effective Date to (and including) the Termination Date, subject to adjustment in accordance with the Following
                                  Business Day Convention.

            Early Payment:        One Business Day.

            Floating Rate Option: USD-LIBOR-BBA.

            Designated Maturity:  One Month

            Spread:               None

            Floating Rate         Actual/360
            Day Count
            Fraction:

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            Reset Dates:          The first day of each Calculation Period.

            Compounding:          Inapplicable


      Fixed Amounts:

            Fixed Rate Payer:     Party B

            Fixed Rate Payer      The 25th day of each month in each year from
            Payment Dates:        (and including) the day which is 25th of the
                                  month first succeeding the Effective Date to
                                  (and   including)  the   Termination   Date,
                                  subject to adjustment in accordance with the Following Business Day Convention. .

            Fixed Rate Payer The 25th day of each month in each year from Period End Dates: (and including) the day which is 25th of the month first succeeding the Effective Date to (and including) the Termination Date, with No Adjustment.

            Fixed Rate:           5.60%

            Fixed Rate Day Count  30/360
            Fraction:


      Business Days:              New York.

      Amendment to Section 2(c)   Notwithstanding anything to  the contrary in
      of the Agreement:           Section 2(c) of the Agreement,  amounts that
                                  are  payable  with  respect  to  Calculation
                                  Periods which end in the same calendar month
                                  (prior  to  any  adjustment  of  period  end
                                  dates)  shall  be  netted,  as  provided  in
                                  Section 2(c) of the Agreement,  even if such
                                  amounts  are  not  due on the  same  payment
                                  date.  For  the  avoidance  of  doubt,   any
                                  payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.

3.    Procedural Terms:

      Account Details:

            Payments to Party A:  Correspondent: BARCLAYS BANK PLC NEW YORK
                                  FEED: 026002574
                                  Beneficiary:  BARCLAYS SWAPS
                                  Beneficiary Account: 050-01922-8

            Payments to Party B:  Beneficiary Account: BANK OF AMERICA NA-SAN

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                                  FRANCISCO
                                  FFED: 121000358
                                  Beneficiary: COUNTRYWIDE HOME LOANS, INC.
                                  A/C: 12352 06200


4. Defined Terms not otherwise defined herein:

"Assignment Agreement" means the assignment agreement among Countrywide Home Loans, Inc., The Bank of New York, not in its individual capacity but solely as Swap Contract Administrator for CWALT, Inc., Alternative Loan Trust 2006-OC5, pursuant to a Swap Contract Administration Agreement, dated as of June 29, 2006.

5. Counterparty Early Termination Right:

If the Option is exercised the parties agree that Counterparty may terminate this Transaction by giving three Business Days' prior notice to Barclays (the "Optional Termination Date"). On the Optional Termination Date, if any, a termination payment (if any) shall be payable by the applicable party as determined by the Calculation Agent by the application of Section 6(e)(ii) of the Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment as if an Additional Termination Event had occurred on the date of the Counterparty's notice in respect of which the Counterparty was the sole Affected Party. The exercise of the right to terminate under this provision, shall not be an Event of Default under any of the other Transactions entered into pursuant to the Agreement.

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The time of dealing  will be  confirmed  by  Barclays  upon  written  request.
Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and
(ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

For and on behalf of                  For and on behalf of
BARCLAYS BANK PLC                     COUNTRYWIDE HOME LOANS, INC.

/s/ Nina Couzens                      /s/ Jennifer Sandefur
-------------------------------       --------------------------------
Name:   Nina Couzens                  Name:  Jennifer Sandefur
Title:  Authorized Signatory          Title:
Date:                                 Date:


Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

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  Annex A

Period Start Date    Period End Date    Notional Amount

        28-Jun-06          25-Jul-06    390,406,952.03
        25-Jul-06          25-Aug-06    387,015,034.92
        25-Aug-06          25-Sep-06    383,203,916.65
        25-Sep-06          25-Oct-06    378,978,933.37
        25-Oct-06          25-Nov-06    374,346,952.58
        25-Nov-06          25-Dec-06    369,316,371.95
        25-Dec-06          25-Jan-07    363,897,109.18
        25-Jan-07          25-Feb-07    358,125,279.64
        25-Feb-07          25-Mar-07    351,948,417.45
        25-Mar-07          25-Apr-07    345,489,589.49
        25-Apr-07          25-May-07    338,661,059.24
        25-May-07          25-Jun-07    331,478,492.61
        25-Jun-07          25-Jul-07    323,991,423.52
        25-Jul-07          25-Aug-07    316,280,185.04
        25-Aug-07          25-Sep-07    308,300,412.86
        25-Sep-07          25-Oct-07    300,074,270.40
        25-Oct-07          25-Nov-07    291,642,071.45
        25-Nov-07          25-Dec-07    283,086,495.53
        25-Dec-07          25-Jan-08    274,571,595.63
        25-Jan-08          25-Feb-08    266,325,887.33
        25-Feb-08          25-Mar-08    258,350,887.61
        25-Mar-08          25-Apr-08    250,638,015.11
        25-Apr-08          25-May-08    243,178,966.46
        25-May-08          25-Jun-08    235,965,707.29
        25-Jun-08          25-Jul-08    226,520,634.41
        25-Jul-08          25-Aug-08    217,574,350.47
        25-Aug-08          25-Sep-08    209,018,934.48
        25-Sep-08          25-Oct-08    200,849,856.26
        25-Oct-08          25-Nov-08    193,048,987.05
        25-Nov-08          25-Dec-08    185,595,564.23
        25-Dec-08          25-Jan-09    179,694,255.60
        25-Jan-09          25-Feb-09    173,998,256.44
        25-Feb-09          25-Mar-09    168,500,753.41
        25-Mar-09          25-Apr-09    163,195,164.65
        25-Apr-09          25-May-09    158,075,131.92
        25-May-09          25-Jun-09    153,128,581.53
        25-Jun-09          25-Jul-09    147,487,110.14
        25-Jul-09          25-Aug-09    142,112,045.07
        25-Aug-09          25-Sep-09    136,953,254.54

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        25-Sep-09          25-Oct-09    132,000,626.76
        25-Oct-09          25-Nov-09    127,246,984.31
        25-Nov-09          25-Dec-09    122,684,235.61
        25-Dec-09          25-Jan-10    118,683,220.51
        25-Jan-10          25-Feb-10    114,821,225.54
        25-Feb-10          25-Mar-10    111,093,240.65
        25-Mar-10          25-Apr-10    107,495,371.65
        25-Apr-10          25-May-10    104,023,381.42
        25-May-10          25-Jun-10    100,673,173.37
        25-Jun-10          25-Jul-10     97,440,747.38
        25-Jul-10          25-Aug-10     94,322,314.56






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